Exhibit 10.3

THIRD AMENDMENT TO AMENDED AND

RESTATED SENIOR REVOLVING CREDIT AGREEMENT

This Third Amendment to Amended and Restated Senior Revolving Credit Agreement (this “Amendment”) is made as of June 15, 2012 (the “Amendment Effective Date”), by and among Terreno Realty LLC, a limited liability company organized under the laws of the State of Delaware (the “Borrower”), KeyBank National Association, a national banking association, both individually as a “Lender” and as “Administrative Agent”, Terreno Realty Corporation, a corporation organized under the laws of the State of Maryland, certain subsidiaries of Borrower which are signatories hereto and the financial institutions which are signatories hereto (together with KeyBank National Association in its individual capacity, collectively the “Lenders”). Any capitalized terms used in this Amendment and not otherwise defined, are defined in the Credit Agreement described below.

RECITALS

WHEREAS, the Administrative Agent, KeyBanc Capital Markets, as lead arranger, the Lenders and the Borrower entered into that certain Amended and Restated Senior Revolving Credit Agreement dated as of December 30, 2010, as amended by that certain First Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of June 30, 2011 and that certain Second Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of January 19, 2012 (as amended, the “Credit Agreement”);

WHEREAS, Borrower has requested that the Administrative Agent and the Lenders agree to increase the Aggregate Commitment to $100,000,000 and to make certain other modifications to the Credit Agreement;

WHEREAS, the Administrative Agent and the Lenders are willing to agree to such increase and to make such modifications on the terms stated herein;

NOW THEREFORE in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment Effective Date. This Amendment shall become effective upon the Amendment Effective Date, which is the date on which this Amendment has been executed by all of the parties hereto and delivered to the Administrative Agent and Borrower has paid the additional commitment fee required under Section 2 hereof.

2. Additional Commitment Fee. Borrower agrees to pay to the Administrative Agent for the benefit of the Increasing Lenders (as defined below) on the Amendment Effective Date a commitment fee of twenty-five hundredths of one percent (0.25%) of the $20,000,000 increase in the Aggregate Commitment, to be allocated between them in proportion to their respective Commitment increases.

3. Increase in Aggregate Commitment. From and after the Amendment Effective Date, PNC Bank, National Association and Union Bank, N.A. (collectively, the “Increasing Lenders”) shall each be deemed to have increased its Commitment to the amount shown next to their respective signatures on the signature pages of this Amendment. From and after the Amendment Effective Date, the Aggregate Commitment shall equal One Hundred Million Dollars ($100,000,000).

4. Borrowing Base Diversification. Section 2.22(i)(c) of the Credit Agreement shall be amended as of the Amendment Effective Date by replacing the third bullet point in its entirety with the following:

•

The rental revenues paid by a single tenant (or group of tenants that are Affiliates of each other) may not comprise more than 20% of the Adjusted Borrowing Base NOI, provided however that if Borrower adds the proposed Borrowing Base Property located in Sunnyvale, California (known as “Caribbean”) which is 100% leased to and occupied by Cepheid, the rental revenues paid by Cepheid may comprise up to 30% of the Adjusted Borrowing Base NOI.

5. References. Each of the parties hereby consents to all of the changes made to the Credit Agreement pursuant to this Amendment and agrees that each reference in the Loan Documents to the Credit Agreement shall deemed to be a reference to the Credit Agreement as amended by this Amendment.

6. Representations and Warranties. Borrower hereby remakes, as of the Amendment Effective Date, all of the representations and warranties of Borrower in Article 5 of the Credit Agreement and each reference therein to “the date hereof” or “the Agreement Execution Date” shall be deemed to be a reference to the Amendment Effective Date. Borrower hereby further represents and warrants to Administrative Agent and Lenders as follows:

a) This Amendment constitutes the legal, valid and binding obligation of Borrower, and is enforceable in accordance with its terms;

b) Except as expressly modified hereby, the Loan Documents are ratified and confirmed hereby, are in full force and effect, and Borrower has no defenses or offsets to the enforcement thereof or counterclaims which relate thereto;

c) Upon execution and delivery of this Amendment and satisfaction of the conditions to the effectiveness of this Amendment, to the best of Borrower’s knowledge, information and belief, no Default shall exist under the Loan Documents; and

d) Borrower, the Parent Guarantor or the Subsidiary Guarantors all have full power and authority to execute this Amendment.

7. Governing Law. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to Federal laws applicable to national banks.

8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute a single agreement.

9. Continued Effect. Other than as expressly amended herein, Borrower, the Parent Guarantor and the Subsidiary Guarantors all agree that the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

[Signature pages follow]

IN WITNESS WHEREOF, Borrower, Parent Guarantor, the Subsidiary Guarantors and the Lenders have executed this Amendment as of the date first above written.

TERRENO REALTY LLC, a Delaware limited liability company

By:	TERRENO REALTY CORPORATION, a
Maryland corporation, its sole member

	By:	/S/ Jaime J. Cannon
	Name:	Jaime J. Cannon
	Title:	Senior Vice President

Address for Notices:

16 Maiden Lane, Fifth Floor
San Francisco, CA 94108

Commitment: $40,000,000	KEYBANK NATIONAL ASSOCIATION,
Individually and as Administrative Agent

	By:	/S/ Joshua K. Mayers
	Print Name:	Joshua K. Mayers
	Title:	Vice President

127 Public Square, 8th Floor
OH-01-27-0839
Cleveland, Ohio 44114
Phone: 216-689-0213
Facsimile: 216-689-5819
Attention: Joshua Mayers
Joshua_Mayers@KeyBank.com

With a copy to:	KeyBank Real Estate Capital
Mailcode: OH-01-49-0424
4900 Tiedeman Rd.; 4th Floor NE Corner
Brooklyn, Ohio 44144-2302
Phone: 216-813-1603
Facsimile: 216-370-6206
Attention: John Hyland

Commitment: $30,000,000	PNC BANK, NATIONAL ASSOCIATION

	By:	/S/ Nicolas Zitelli
	Print Name:	Nicolas Zitelli
	Title:	Vice President

500 First Avenue, MSP7-PFSC-04-V
Pittsburgh, Pennsylvania 15219
Phone: 412-768-2669
Facsimile: 412-705-2125
Attention: Kathleen Lorenzato
Email: kathleen.lorenzato@pnc.com

Commitment: $30,000,000	UNION BANK, N.A.

	By:	/S/ Katherine Davidson
	Print Name:	Katherine Davidson
	Title:	Vice President

145 South State College Boulevard, Suite 600
MC 4-35A-379
Brea, California 92821
Phone: 714-990-7467
Facsimile: 949-752-8372
Attention: Cassandra Schraff
Email: cassandra.schraff@unionbank.com

The undersigned, being the Parent Guarantor under the Credit Agreement, hereby consents to and approves of this Amendment and agrees that the Parent Guaranty shall continue in full force and effect.

TERRENO REALTY CORPORATION, a Maryland corporation

By:	/S/ Jaime J. Cannon
Print Name:	Jaime J. Cannon
Title:	Senior Vice President

Terreno Realty Corporation
16 Maiden Lane, Fifth Floor
San Francisco, CA 94108
Attention: Jaime Cannon
Telephone: (415) 655-4593
Facsimile: (415) 655-4599

The undersigned, being all of the Subsidiary Guarantors under the Credit Agreement immediately prior to the Amendment Effective Date hereby consent to and approve of this Amendment and agree that the Subsidiary Guaranty shall continue in full force and effect.

TERRENO RIALTO LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware
limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland
corporation, its sole member

		By:	/S/ Jaime J. Cannon
		Print Name:	Jaime J. Cannon
		Title:	Senior Vice President

TERRENO INTERSTATE LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware
limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland
corporation, its sole member

		By:	/S/ Jaime J. Cannon
		Print Name:	Jaime J. Cannon
		Title:	Senior Vice President

TERRENO MALTESE LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware
limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland
corporation, its sole member

		By:	/S/ Jaime J. Cannon
		Print Name:	Jaime J. Cannon
		Title:	Senior Vice President

TERRENO FORTUNE/QUME LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware
limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland
corporation, its sole member

		By:	/S/ Jaime J. Cannon
		Print Name:	Jaime J. Cannon
		Title:	Senior Vice President

TERRENO WARM SPRINGS I/II LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware
limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland
corporation, its sole member

		By:	/S/ Jaime J. Cannon
		Print Name:	Jaime J. Cannon
		Title:	Senior Vice President

TERRENO 630 GLASGOW LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware
limited liability company, its Manager

		By:	TERRENO REALTY CORPORATION, a Maryland
corporation, its sole member

		By:	/S/ Jaime J. Cannon
		Name:	Jaime J. Cannon
		Title:	Senior Vice President

TERRENO AHERN LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware
limited liability company, its Manager

		By:	TERRENO REALTY CORPORATION, a Maryland
corporation, its sole member

		By:	/S/ Jaime J. Cannon
		Name:	Jaime J. Cannon
		Title:	Senior Vice President

TERRENO 70TH AVENUE LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland corporation, its sole member

	By:	/S/ Jaime J. Cannon
	Name:	Jaime J. Cannon
	Title:	Senior Vice President

TERRENO DELL LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland
corporation, its sole member

	By:	/S/ Jaime J. Cannon
	Name:	Jaime J. Cannon
	Title:	Senior Vice President

TERRENO 8730 BOLLMAN LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland
corporation, its sole member

	By:	/S/ Jaime J. Cannon
	Name:	Jaime J. Cannon
	Title:	Senior Vice President

TERRENO WHITTIER LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware
limited liability company, its Manager

	By:	TERRENO REALTY CORPORATION, a Maryland corporation, its sole member

	By:	/S/ Jaime J. Cannon
	Name:	Jaime J. Cannon
	Title:	Senior Vice President

TERRENO GLOBAL PLAZA LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware limited liability company, its Manager

	By:	TERRENO REALTY CORPORATION, a Maryland corporation, its sole member

	By:	/S/ Jaime J. Cannon
	Name:	Jaime J. Cannon
	Title:	Senior Vice President